UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2003

AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in charter)

MARYLAND (State or other jurisdiction of incorporation)	1-12672 (Commission file number)	77-0404318 (IRS employer identification no.)

2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314

(Address of principal executive offices) (Zip Code)

(703) 329-6300

(Registrant’s telephone number, including area code)

Item 7. Exhibits.

(c) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Title

99.1	Press Release of AvalonBay Communities, Inc. dated July 17, 2003, including Attachments.

99.2	Supplemental discussion of second quarter 2003 operating results (the “Full Release”) dated July 17, 2003, including Attachments.

Item 9. Regulation FD Disclosure (Information provided under Item 12 – Results of Operations and Financial Condition).

The following information is being provided under Item 12 — Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On July 17, 2003, AvalonBay Communities, Inc. issued a press release announcing its financial results for the second quarter of 2003. That release referred to certain attachments with supplemental information that were available on the Company’s website. The full text of the press release, including the supplemental information and attachments referred to within the release, are attached as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

By: /s/ Thomas J. Sargeant

Thomas J. Sargeant
Executive Vice President and
Chief Financial Officer

Dated: July 18, 2003

Exhibit Index

99.1	Press Release of AvalonBay Communities, Inc. dated July 17, 2003, including Attachments.

99.2	Supplemental discussion of second quarter 2003 operating results (the “Full Release”) dated July 17, 2003, including Attachments.